                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 12, 1998

                               PHARMACOPEIA, INC.
              (Exact name of registrant as specified in its charter)

        Delaware                       0-27188                            33-0557266
(State or other jurisdiction   (Commission File Number)       (IRS Employer Identification No.)
 of incorporation)


101 College Road East, Princeton, New Jersey                 08540
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (609) 452-3600


                                 Not Applicable
          (Former name or former address, if changed from last report)


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     (a) On June 12, 1998, Pharmacopeia, Inc. ("Pharmacopeia") completed its acquisition of Molecular Simulations Incorporated ("MSI") by merging Micro Acquisition Corporation, a wholly-owned subsidiary of Pharmacopeia ("Micro"), with and into MSI, pursuant to the previously announced Agreement and Plan of Merger and Reorganization dated as of February 4, 1998 by and among Pharmacopeia, MSI and Micro (the "Merger Agreement").

     Upon the merger of Micro with and into MSI (the "Merger"), each outstanding share of Common Stock, par value $.001 per share, of MSI ("MSI Common Stock"), Class B Common Stock, par value $.001 per share, of MSI, and Series A Convertible Preferred Stock, par value $.01 per share, of MSI (except for any shares held by MSI or any subsidiary of MSI (or held by MSI as treasury stock) and any such shares held by Pharmacopeia or any subsidiary of Pharmacopeia) was converted into the right to receive 0.5292 of a share of Pharmacopeia Common Stock, par value $.0001 per share ("Pharmacopeia Common Stock"). In addition, upon the Merger, each outstanding option to purchase shares of MSI Common Stock was converted into an option to purchase that number of shares of Pharmacopeia Common Stock determined by multiplying the number of shares of MSI Common Stock subject to such option immediately prior to the Merger by 0.5292 (rounded down to the nearest whole share), at an exercise price equal to the exercise price of such option prior to the Merger divided by 0.5292 (rounded up to the nearest hundredth of a cent).

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, together with the respective exhibits thereto, listed as Exhibit 2 hereto, which was filed as Exhibit 2 to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 1998, and is incorporated herein by reference.

     Fees, expenses and other costs related to the Merger are expected to be funded by Pharmacopeia from a combination of available cash and cash equivalents.

     A copy of the press release of Pharmacopeia announcing completion of the Merger is filed as an exhibit hereto and is incorporated herein by reference.

     (b) Assets constituting plant, equipment or other physical property acquired by Pharmacopeia in the Merger were used by MSI in the design, development, marketing and sale of software products that facilitate the discovery and development of new products and processes in the pharmaceutical, biotechnology, chemical and materials industries. Pharmacopeia currently intends to use these assets in the same manner in which they were used prior to the Merger.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a) Financial Statements of Business Acquired - The financial statements required to be filed are incorporated herein by reference.

     (b) Pro Forma Financial Information - The pro forma financial statements required to be filed are filed as an exhibit hereto and are incorporated herein by reference.

     (c)  Exhibits:


Exhibit Number      Description
--------------      -------------

2 Agreement and Plan of Merger and Reorganization, dated as of February 4, 1998, by and among Pharmacopeia, MSI and Micro.
                    (1)

23                  Consent of Arthur Andersen LLP.

99.1                Text of Press Release, dated June 12, 1998, issued by
                    Pharmacopeia.

99.2 Certificate of Merger of Micro Acquisition Corporation and Molecular Simulations Incorporated as filed with the Secretary of State of the State of Delaware on June 12, 1998.


99.3 MSI Audited (i) Consolidated Balance Sheets as of December 31, 1996 and 1997; (ii) Consolidated Statements of Income for the years ended December 31, 1995, 1996 and 1997; (iii) Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1996 and 1997; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997; and (v) related Notes to Consolidated Financial Statements.(2)


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99.4                Pharmacopeia Unaudited Pro Forma (i) Combined Condensed
                    Balance Sheet as of December 31, 1997; (ii) Combined Condensed Statements of Operations for the years ended December 31, 1995, 1996 and 1997; and (iii) related Notes to Combined Condensed Financial Statements.

99.5 Pharmacopeia Unaudited Pro Forma (i) Combined Condensed Balance Sheet as of March 31, 1998; (ii) Combined Condensed Statements of Operations for the three months ended March 31, 1998 and 1997; and (iii) related Notes to Combined Condensed Financial Statements.

____________________
(1) Filed as an Exhibit to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 1998, and incorporated herein by reference.

(2) Incorporated by reference to Pharmacopeia's Registration Statement on Form S-4 (Registration No. 333-47475).


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                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHARMACOPEIA, INC.


                                    By: /s/ Lewis J. Shuster
                                       _________________________
                                      Lewis J. Shuster, Executive Vice
                                      President, Corporate Development and Chief
                                      Financial Officer

                                      (Duly Authorized Officer and Chief
                                      Accounting Officer)

Date:  June 19, 1998


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                                 EXHIBIT INDEX

Exhibit

--------------------------------------------------------------------------------

2 Agreement and Plan of Merger and Reorganization, dated as of February 4, 1998 by and among Pharmacopeia, MSI and Micro.(1)

23                  Consent of Arthur Andersen LLP.

99.1                Text of Press Release, dated June 12, 1998, issued by
                    Pharmacopeia.

99.2 Certificate of Merger of Micro Acquisition Corporation and Molecular Simulations Incorporated as filed with the Secretary of State of the State of Delaware on June 12, 1998.

99.3 MSI Audited (i) Consolidated Balance Sheets as of December 31, 1996 and 1997; (ii) Consolidated Statements of Income for the years ended December 31, 1995, 1996 and 1997; (iii) Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1996 and 1997; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997; and (v) related Notes to Consolidated Financial Statements.(2)

99.4 Pharmacopeia Unaudited Pro Forma (i) Combined Condensed Balance Sheet as of December 31, 1997; (ii) Combined Condensed Statements of Operations for the years ended December 31, 1995, 1996 and 1997; and (iii) related Notes to Combined Condensed Financial Statements.

99.5 Pharmacopeia Unaudited Pro Forma (i) Combined Condensed Balance Sheet as of March 31, 1998; (ii) Combined Condensed Statements of Operations for the three months ended March 31, 1998 and 1997; and (iii) related Notes to Combined Condensed Financial Statements.

____________________
(1) Filed as an Exhibit to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 1998, and incorporated herein by reference.

(2) Incorporated by reference to Pharmacopeia's Registration Statement on Form S-4 (Registration No. 333-47475).



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